April 1, 2010

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE MARKET NEUTRAL EQUITY FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2010

    NOTICE OF CHANGE TO THE MARKET NEUTRAL EQUITY FUND'S EXPENSE INFORMATION

PLEASE REPLACE THE INFORMATION UNDER THE SECTION TITLED "THE FUND'S FEES AND EXPENSES" ON PAGE 35 OF THE PROSPECTUS WITH THE FOLLOWING:

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                                Class A     Class C     Class Y
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
     Purchases (as a percentage of offering price)                                               5.75%       None        None

Maximum Deferred Sales Charge
     (as a percentage of original purchase price
     or the amount redeemed, whichever is less)                                                  None        1.00%       None
Wire Redemption Fee                                                                              Up to $15   Up to $15   None
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                  1.30%       1.30%       1.30%
Distribution and/or Service (12b-1) Fees                                                         0.25%       1.00%       None
Other Expenses(1)                                                                                0.82%       0.89%       0.89%
Total Annual Fund Operating Expenses                                                             2.37%       3.19%       2.19%
Fee Waiver and/or Expense Reimbursement(2)                                                       0.87%       0.94%       0.94%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                                              1.50%       2.25%       1.25%
------------------------------------------------------------------------------------------------------------------------------------

1 "Other Expenses" are based on estimated amounts for the current fiscal year.
2 Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%, 2.25% and 1.25% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least April 1, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                            Assuming Redemption at End of Period     Redemption
                              Class A     Class C    Class Y           Class C
1 Year                     $      719  $      328  $      127         $      228
3 Years                    $    1,193  $      896  $      595         $      896
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. The Fund's portfolio turnover rate is not included because the Fund had not commenced operations as of September 30, 2009.


THESE EXPENSE CHANGES WILL ALSO APPLY TO THE SECTION TITLED "CONTRACTUAL FEE WAIVER AGREEMENT" ON PAGE 58 OF THE PROSPECTUS.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.